EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Black Cactus Global, Inc. f/k/a Envoy Group Corp. (the “Company”) on Form 10-Q for the period ended October 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence Cummins, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 20, 2017	/s/ Lawrence Cummins
Lawrence Cummins
Chief Executive Officer
(principal executive officer)